UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           Entry into a Material Definitive Agreement.

On September 30, 2010, Synta Pharmaceuticals Corp. (the “Company”) and its wholly owned subsidiary, Synta Securities Corp. (“Synta Securities”), as guarantor, entered into a Loan and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (“GECC”), in its capacity as agent (“Agent”) for GECC and MidCap Funding III, LLC (“MidCap”) as lenders (the “Lenders”), pursuant to which the Company borrowed an aggregate of $15,000,000 (the “Loan”) funded at the closing on September 30, 2010 (the “Closing Date”).  The Company will use the proceeds of the Loan for working capital and general corporate purposes, as well as to payoff outstanding obligations owed to GECC pursuant to that certain Master Lease Agreement, dated as of November 10, 2004 by and between the Company, as lessee and GECC, as lessor.

The Loan is evidenced by promissory notes issued by the Company to GECC and MidCap (the “Notes”).  No additional advances are available under the Loan Agreement.  The Loan will accrue interest in arrears from the Closing Date until it is fully repaid at a fixed annual interest rate equal to the greater of (i) the sum of (A) the Treasury Rate (as defined in the Loan Agreement) in effect on the third business day prior to the Closing Date plus (B) 8.72%; or (ii) 9.75%.  The Company must make monthly interest payments commencing on November 1, 2010 and must repay principal on the Loan in 27 approximately equal consecutive monthly installments commencing on July 1, 2011.  Notwithstanding the foregoing, all unpaid principal and accrued interest with respect to the Loan is due and payable on the earlier of (A) September 1, 2013 or (B) the date that the Loan otherwise becomes due and payable under the terms of the Loan Agreement.  In addition, upon repayment in full of the Loan, the Company is obligated to make a final payment fee equal to 3% of the original principal amount of the Loan.  The Company may prepay the full amount of the Loan subject to a prepayment premium of 1% in year three, 2% in year two, and 4% in year one of the prepayment amount, which premium will not apply under certain prepayment circumstances.

The Loan is guaranteed by Synta Securities and the obligations of the Company under the Loan Agreement are secured by a first priority lien in substantially all of the Company’s and Synta Securities’ existing and after-acquired assets, excluding its intellectual property assets; provided however, that if the Company does not maintain certain cash ratios, the security interest automatically will be deemed to include the Company’s intellectual property assets, which security interest, if triggered, the Company may cure and cause the Lenders to release up to two times during the term of the Loan.  In addition, the Company has pledged 100% of the stock of Synta Securities, and 65% of the stock of Synta Limited, the Company’s other wholly owned subsidiary, as collateral.

Under the Loan Agreement, the Company is subject to specified affirmative covenants customary for financings of this type, including the obligations to maintain good standing, provide certain notices to the Lenders, deliver financial statements to the Lenders, maintain insurance, discharge all taxes, protect its intellectual property and protect the collateral.  The Company is also subject to certain negative covenants customary for financings of this type, including that it may not enter into a merger or consolidation or certain change of control events, incur liens on the collateral, incur additional indebtedness, dispose of any property, change its business or fiscal year, declare or pay dividends or prepay other indebtedness, make certain investments or acquisitions, enter into certain transactions with affiliates, or amend existing material agreements in a materially adverse way to the Company or Synta Securities or adverse in any way to the Agent or Lenders, in each case subject to certain customary exceptions, including exceptions that allow the Company to enter into non-exclusive and/or exclusive licenses and similar agreements providing for the use and collaboration of the Company’s intellectual property provided certain conditions are met, and to incur up to $4,000,000 of equipment financing-related indebtedness.

The Loan Agreement provides that events of default will exist in certain circumstances, including failure to make payment of principal or interest on the Loan when required, failure to perform certain obligations under the Loan Agreement and related documents, defaults in certain other indebtedness and certain other events.  Upon certain specified events of default, the Company’s obligations under the Loan Agreement will be automatically accelerated and upon certain other events of default, the Agent, at the request of the Lenders, may declare the Company’s obligations under the Loan Agreement immediately due and payable.  Upon the occurrence of any event of default, the Company’s obligations under the Loan Agreement will bear interest at a rate equal to the lesser of (a) 5% above the rate of interest applicable to such obligations immediately prior to the occurrence of the event of default and (b) the maximum rate allowable under law.

The above description of the Loan Agreement is only a summary and is qualified in its entirety by reference to the full text of the Loan Agreement, the Notes, and related documents, which are filed as exhibits hereto and are incorporated by reference herein.

ITEM 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1.1	Loan and Security Agreement, dated as of September 30, 2010, by and among the Registrant, Synta Securities Corp., General Electric Capital Corporation, and MidCap Funding III, LLC.
10.1.2	Promissory Note issued by the Registrant to General Electric Capital Corporation.
10.1.3	Promissory Note issued by the Registrant to MidCap Funding III, LLC.
10.1.4	Guaranty, dated as of September 30, 2010, by and among Synta Securities Corp. and General Electric Capital Corporation.
10.1.5	Pledge Agreement, dated as of September 30, 2010, by and among the Registrant, Synta Securities Corp., and General Electric Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: October 5, 2010	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1.1	Loan and Security Agreement, dated as of September 30, 2010, by and among the Registrant, Synta Securities Corp., General Electric Capital Corporation, and MidCap Funding III, LLC.
10.1.2	Promissory Note issued by the Registrant to General Electric Capital Corporation.
10.1.3	Promissory Note issued by the Registrant to MidCap Funding III, LLC.
10.1.4	Guaranty, dated as of September 30, 2010, by and among Synta Securities Corp. and General Electric Capital Corporation.
10.1.5	Pledge Agreement, dated as of September 30, 2010, by and among the Registrant, Synta Securities Corp., and General Electric Capital Corporation.